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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 14, 1997
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                              R.F. Management Corp.
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             (Exact name of registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

              0-26488                                22-3318886
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      (Commission File Number)            (IRS Employer Identification No.)

 95 Madison Avenue, Suite 301, Morristown, N.J.                    07960
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   (Address of principal executive offices)                      (Zip Code)

               Registrant's telephone number, including area code
                                 (201) 538-9955
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                                       N/A
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          (Former name of former address, if changed since last report)
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Item 1. Changes in Control of Registrant

                    N/A

Item 2. Acquisition of Disposition

                    N/A

Item 3. Bankruptcy or Receivership

                    N/A

Item 4. Changes in Registrant's Certifying Accountant

                    N/A

Item 5. Other Events

      On January 6, 1997, there was a meeting of the Board of Directors of the Company, where it was resolved that the time to exercise the Class A Redeemable Common Stock Purchase Warrants (the "A Warrants") was extended from January 21, 1997 to January 21, 1998. All other terms of the A Warrants remain unchanged. There were no changes made to the terms of the Class B Common Stock Purchase Warrants.

Item 6. Resignation of Registrant's Directors

                    N/A

Item 7. Financial Statements and Exhibits

     a. Financial statements of businesses acquired.

                    N/A

     b. Pro forma financial information.

                    N/A

     c. Exhibits.

                    N/A
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                                   SIGNATURES


                                           R.F. Management Corp.
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                                           (Registrant)



Date: January 6, 1996                  By: /s/Wayne Miller
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                                              Wayne Miller, Vice-President